                                                         '33 ACT FILE NO._______
                                                         '40 ACT FILE NO._______

              AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM N-1A
           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933/X/

                                     AND/OR
       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940/X/
                        (CHECK APPROPRIATE BOX OR BOXES)
                       NATIONWIDE INVESTING FOUNDATION III
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                   NATIONWIDE MID CAP GROWTH FUND
                   NATIONWIDE GROWTH FUND
                   NATIONWIDE FUND
                   NATIONWIDE S&P 500 INDEX FUND
                   NATIONWIDE BOND FUND
                   NATIONWIDE TAX-FREE INCOME FUND
                   NATIONWIDE LONG-TERM U.S. GOVERNMENT BOND FUND
                   NATIONWIDE INTERMEDIATE U.S. GOVERNMENT BOND FUND NATIONWIDE MONEY MARKET FUND

                             THREE NATIONWIDE PLAZA
                              COLUMBUS, OHIO 43215
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (614) 249-7855

      MR. DAVID E. SIMAITIS                 SEND COPIES OF COMMUNICATIONS TO:
       ONE NATIONWIDE PLAZA                         DRUEN, DIETRICH,
        COLUMBUS, OHIO 43215                      REYNOLDS AND KOOGLER
(NAME AND ADDRESS OF AGENT FOR SERVICE)            ONE NATIONWIDE PLAZA
                                                    COLUMBUS, OHIO 43215

Approximate Date of Proposed Public Offering:
         As soon as practical after the Registration Statement becomes effective.

         In accordance with Rules 24f-1 and 24f-2 under the Investment Company Act of 1940, upon the effective date of its registration statement, Registrant shall be deemed to have registered an indefinite amount of securities and will pay registration fees no later than 90 days after its fiscal year end.

         The Registrant hereby amends this Registration Statement under the Securities Act of 1933 on such date or dates as may be necessary to delay its effective date until Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a) may determine.

                                       1